Supplement dated April 29, 2011 to Prospectus dated May 1, 2009, as supplemented for

VUL GuardSM 1

Survivorship VUL GuardSM 1

The text that appears in the “Loans” section under the sub-heading “Requesting a Loan” is replaced with the following.

You may take a loan by completing a loan request form and sending it to our Administrative Office. In the loan request, you must state the dollar amount and corresponding investment division(s) from which you would like the loan amount deducted. If, however, you request the maximum loan amount available, the amount of the loan will automatically be deducted proportionately from the available divisions and the non-loaned account value in the guaranteed principal account. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the investment divisions and/or the guaranteed principal account, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest will accrue on all outstanding policy loans. Please refer to the “Loan Interest Charged” section for more information.

The first paragraph that appears in the “Loans” section under the sub-heading “Effect of a Loan on the Values of the Policy” is replaced with the following.

A policy loan negatively affects policy values since we reduce the death benefit and net surrender value by the amount of the policy debt. Additionally, if you elect to take any portion of the loan from the guaranteed principal account (including through a maximum loan request), the policy’s guaranteed death benefit measure will also be reduced and, consequently, in most cases, negatively impact the GDB safety test. Please refer to the section on Guaranteed Death Benefit Safety Test under “Policy Termination and Reinstatement” for additional information.

There are no other changes being made at this time. Please retain this supplement for future reference.

1. This product is no longer available for sale.

April 29, 2011	Li4300_11_1